Exhibit 99.1

Catabasis Pharmaceuticals Corporate Update December 8, 2017

Forward Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our expectations and beliefs about our business, future financial and operating performance, clinical trial plans, product development plans and prospects, including statements about future clinical trial plans including, among other things, statements about our plans to commence a single global Phase 3 trial in Duchenne muscular dystrophy, or DMD, in the first half of 2018 to evaluate the efficacy and safety of edasalonexent for registration purposes, our plans to report top-line results from this trial in 2020 and our plans to continue to evaluate data from the open-label extension of our MoveDMD® clinical trial of edasalonexent for the treatment of DMD. The words “believe”, “anticipate”, “plans,” “expect”, “could”, “should”, “will”, “would”, “may”, “intend” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements contained in this presentation and in remarks made during this presentation and the following Q&A session are subject to important risks and uncertainties that may cause actual events or results to differ materially from our current expectations and beliefs, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates, including the final trial design of our planned Phase 3 trial in DMD; availability and timing of results from preclinical studies and clinical trials, including the availability of top-line results from our planned Phase 3 trial in DMD in 2020; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products, including our expected target product profile for edasalonexent in DMD; our ability to obtain financing on acceptable terms and in a timely manner to fund our planned Phase 3 trial in DMD to evaluate the efficacy and safety of edasalonexent for registration purposes; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company’s product candidates; and general economic and market conditions and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017, which is on file with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

Advancing Rare Disease Pipeline Edasalonexent: Preparing for Phase 3 trial in Duchenne muscular dystrophy (DMD) An oral inhibitor of NF-B for all DMD patients regardless of mutation type In the MoveDMD® trial, edasalonexent substantially slowed DMD disease progression and functional decline with clinically meaningful improvements through 36 weeks Plan to start Phase 3 trial in H1 2018 with top-line results expected in 2020 – – – CAT-5571: Advancing for cystic fibrosis (CF) –Oral activator of autophagy to restore host defense mechanisms for all CF patients –IND enabling activities in progress –Plan to start Phase 1 trial in H2 2018 3

Pipeline of Product Candidates in Rare Diseases



Product Candidate (Pathway)	Discovery	Preclin	Phase 1	Phase 2	Phase 3
Edasalonexent CAT-1004 (NF-κB)	Duchenne muscular dystrophy				• Phase 2 complete • Plan to start Phase 3 in H1 2018
Edasalonexent CAT-1004 (NF-κB)	Additional rare disease				
CAT-5571 (Autophagy)	Cystic fibrosis		• IND activities ongoing • Phase 1 expected to start in H2 2018		
CAT-4001 (Nrf2/NF-κB)	Friedreich's ataxia ALS	• Continue ongoing preclinical work			

- **All product candidates have been developed using our proprietary SMART Linker[SM] Drug Discovery platform**

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Edasalonexent (CAT-1004) Program Oral small molecule designed to inhibit NF-B for the treatment of Duchenne muscular dystrophy 5

MoveDMD® Open-Label Extension Results: Edasalonexent Substantially Slowed DMD Disease Progression  Clinically meaningful slowing of disease progression on edasalonexent compared to off-treatment control period –North Star Ambulatory Assessment stabilized –All timed function tests stabilized (10-meter walk/run, 4-stair climb and time to stand) Additional measures of muscle health support positive edasalonexent treatment effects –Muscle MRI T2 significantly improved versus off-treatment control period progression –Muscle enzymes significantly decreased compared to baseline –CRP, a marker of systemic inflammation, significantly decreased No safety signal and well tolerated –Height, weight and BMI growth patterns similar to unaffected boys Phase 3 clinical trial initiation planned in H1 2018 6

NF-κB Is a Fundamental Component of Duchenne Muscular Dystrophy Disease Progression





NO DYSTROPHIN
+
MECHANICAL STRESS
INJURED FIBERS
ACTIVATED NF-κB
PROMOTES
INFLAMMATION + FIBROSIS
SUPPRESSES
MUSCLE REGENERATION
DRIVES
MUSCLE DEGENERATION

- DMD is a fatal disease caused by mutations in dystrophin resulting in a loss of dystrophin and progressive loss of muscle function
- NF-κB pathway is the key link between loss of dystrophin and disease manifestation and progression in DMD
- Lack of dystrophin combined with mechanical stress activates NF-κB, which promotes muscle degeneration and suppresses muscle regeneration
- Edasalonexent is an oral small molecule that inhibits NF-κB, which improves skeletal, diaphragm and cardiac disease in mouse and dog models of DMD

Kumar, et al. FASEB J 2003 17(3):17: 386-96.
Peterson, et al. Curr Top Dev Bio. 2011; 96: 85-119.
Hammers, et al. JCI Insight 2016;1:e90341.

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DMD Is Characterized by a Predictable Cascade of Discrete Losses of Function and Mobility Milestones Typical DMD Disease Progression Edasalonexent goal: of stair climb Loss of ambulation ath 0 5 10 15 20 25 30 DMD Patient Age, Years 8 Adapted from presentation by Dr. Craig McDonald, UC Davis NeuroNEXT Program Director, University of California Impaired ability t hop run jump o imb function Slow rate of decline Loss of mobility and function Ventilation Loss of rise from floor Loss Loss of upp er l De

MoveDMD Trial Designed to Enable Phase 3 Phase 1 Phase 2 Open-Label Extension 12 weeks 7 days Average 39 weeks 100 mg/kg 31 Boys Ages 4 to 7 with DMD not on corticosteroids randomized Integrated 3-part trial design –Supported evaluation of efficacy, safety/tolerability, target engagement, and dose response Off-treatment control period measurements between Phase 1 and Phase 2 –Provided internal control for pre-specified MoveDMD analyses –Confirmed consistency of patient off-treatment control period data with available natural history data Open-label extension –Enabled assessment of safety and efficacy following longer term treatment 9 67 mg/kg n=10, including 4 newly enrolled 67 mg/kg n=15, including 5 from placebo Placebo n=11, including 7 newly enrolled Off-Treatment Period n=16 Phase 1 n=17 100 mg/kg n=16, including 6 from placebo 100 mg/kg n=10, including 4 newly enrolled

MoveDMD Trial Incorporated Multiple Measures of Physical Function and Biomarkers



Assessments of Physical Function

North Star Ambulatory Assessment

17 assessments, each scored 0-2. Maximum score: 34

NSAA Sore	Perform	Perform with difficulty	Unable to perform
	2	1	0
	Patient with Function		Complete Loss of Function

Most Difficult Lost Early

- Hop right leg
- Hop left leg
- Stand on heels
- Rise from floor
- Run
- Jump
- Lift head
- Descend box step right
- Descend box step left
- Climb box step right
- Climb box step left
- Stand on one leg right
- Stand on one leg left
- Get to sitting
- Rise from chair
- Walk
- Stand

Least Difficult Lost Late

3 Timed Function Tests



Time to Stand



4-Stair Climb



10-Meter Walk/Run

Non-Effort Based Assessments



MRI T2



Muscle Enzymes



C-Reactive Protein

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MoveDMD Population Reflects Broad Range of Mutations and Established Disease 26 Distinct Dystrophin Mutations in Boys Enrolled Marketed: Exon 51 Duplications In Development: Exons Point Mu 44, 45, 52, 53, 55 r Deletions Average Age in Trial At beginning of control period At beginning of active treatment As of December 2017 6.0 years 6.2 years 7.5 years Functional Status at initiation of active treatment (Mean) NSAA Time to stand 4-stair climb 10-meter walk/run 18.7 out of maximum 34 9.6 s vs ~2 s for unaffected boys 6.1 s vs ~3 s for unaffected boys 6.9 s vs ~2 s for unaffected boys 11

Boys in MoveDMD Trial Significantly Declined in Function During Off-Treatment Control Period NSAA Time to Stand 40 0.5 0 0.4 30 Ill (/) ?2 0 Annual rate of decline: -4 points p-0.01 0.3 u (/) <i <i Annual rate of decline: -35% p<0.01 (/) co 20 . 0.2 "C (/) Ill z Ill Q. (/) 10 0.1 0 0.0 Start of ControlBaseline Start of ControlBaseline Period Active Rx Period Active Rx 4-5tair Climb 10-Meter Walk/Run 0.6 - 0.4 . --o 0 Ill (/) ?2 0 Ill (/) ?2 0.3 0.4 Annual rate of decline: -18% p-0.02 Annual rate of decline: -23% p-0.09 (/) (/) co co 0.2 "C "C -'41 Ill 0.2 Ill Ill Q. (/) Ill Q. (/) 0.1 0.0 0.0 Start of Control Period Baseline Active Rx Start of ControlBaseline Period Active Rx There were clinically meaningful declines across all measures of muscle function for boys in the MoveDMD trial over an off-treatment control period of -39 weeks (n = 23), consistent with natural history data 1\catabasis 12 .. ,.... ..._. ;;f--.; ' ... l.-.a ...._ ...-.. --l- -.. 1:...:; ---1 ..-.,_. -. ,_ t .._,.., 1 .....

MoveDMD Results Open-Label Extension 13

North Star Ambulatory Assessment Score Stabilized with Edasalonexent Treatment Pre-Specified Analysis North Star Ambulatory Assessment 25 20 15 10 5 -36 -24 -12 0 Weeks 12 24 36 North Star is a composite endpoint evaluating physical function across 17 tests Disease progression on edasalonexent improved compared with rate of change during the off-treatment control period Confidential 14 Score Control Period Edasalonexent 100 mg/kg

Significant Reduction in North Star the Off-Treatment Control Period Score During Individual changes during off-treatment control period Individual rates of change during off-treatment control period 40 0.2 0.0 30 -0.2 20 -0.4 10 -0.6 100 mg/kg (n=23) -0.8 0 -60 -48 -36 -24 -12 0 Weeks Prior to Treatment Prior to rx w/100 mg/kg Prior to rx w/67 mg/kg Prior to rx w/100 mg/kg Prior to rx w/67 mg/kg For each boy the rate of change per week during the off-treatment control period was calculated; the average rate of change for the group that went on to receive 100 mg/kg is shown on subsequent slides 15 NSAA Score NSAA Rate of Change/Week average rate of average rate change prior to of change rx for boys prior to rx for randomized to entire group

North Star Ambulatory Assessment Score Stabilized with Edasalonexent Treatment North Star Ambulatory Assessment Pre-Specified Analysis Individual Patient Results 25 10 20 5 15 0 10 -5 5 0 -10 -36 -24 -12 0 12 24 36 Weeks Disease progression on edasalonexent improved compared with rate of change during off-treatment control period For 12 of 16 boys treated with edasalonexent 100 mg/kg, NSAA score improved compared to off-treatment control period decline at 36 weeks 16 Means ± SEM shown * to last treatment visit based on average rate of change for the control period NSAA Score NSAA score Change from baseline* Off-treatment control pceornitorodl change for boys change oivne1r003m6g/kg group (n=12) weeks Control Period Edasalonexent 100 mg/kg

Time to Stand Speed Stabilized with Edasalonexent Treatment Time to Stand Individual Patient Results Pre-Specified Analysis 0.05 0.3 0.00 0.2 5 -0.05 10 15 0.1 -0.10 0 -36 -24 -12 0 12 24 36 -0.15 Weeks Disease progression on edasalonexent improved compared with rate of change during off-treatment control period For 15 of 16 boys treated with edasalonexent 100 mg/kg, time to stand speed improved compared to off-treatment control period decline at 36 weeks 17 Means ± SEM shown * to last treatment visit based on average rate of change for the control period Time (Seconds) Speed (1/Seconds) Time to Stand Speed Change from baseline* Off-treatment control period change over 36 weeks Control Period Edasalonexent 100 mg/kg

4-Stair Climb Speed Stabilized with Edasalonexent Treatment 4-Stair Climb Individual Patient Results Pre-Specified Analysis 0.2 0.4 0.1 0.3 0.0 5 0.2 -0.1 10 15 0.1 control period 0 -0.2 -36 -24 -12 0 12 24 36 Weeks Disease progression on edasalonexent improved compared with rate of change during off-treatment control period For 11 of 16 boys treated with edasalonexent 100 mg/kg, 4-stair climb speed improved compared to off-treatment control period decline at 36 weeks 18 Means ± SEM shown * to last treatment visit based on average rate of change for the control period Time (Seconds) Speed (1/Seconds) 4-Stair Climb Speed Change from baseline* Control Period Edasalonexent 100 mg/kg Off-treatment change over 36 weeks

10-Meter Walk/Run Speed Stabilized with Edasalonexent Treatment 10-Meter Walk/Run Pre-Specified Analysis Individual Patient Results 0 . 1 0 0.20 5 0 . 0 5 0.18 0.16 0 . 0 0 0.14 control period - 0 . 0 5 0.12 10 - 0 . 1 0 -36 -24 -12 0 12 24 36 Weeks Disease progression on edasalonexent improved compared with rate of change during off-treatment control period For 12 of 16 boys treated with edasalonexent 100 mg/kg, 10-meter walk/run speed improved compared to off-treatment control period decline at 36 weeks 19 Means ± SEM shown * to last treatment visit based on average rate of change for the control period Time (Seconds) Speed (1/Seconds) 10-meter Walk/Run Speed Change from baseline* Control Period Edasalonexent 100 mg/kg Off-treatment change over 36 weeks

Edasalonexent Treatment Showed a Positive Response Dose North Star Patient by Patient 10 5 0 -5 -10 MoveDMD trial evaluated 33 mg/kg BID (67 mg/kg/day) and 33 mg/kg TID (100 mg/kg/day) Data from preclinical studies highlight importance of time above exposure threshold achieved by more frequent dosing¥ 20 *to last treatment visit ¥ Presented at the Action Duchenne International Conference, 2017 NSAA score Change from baseline* 100 mg/kg 67 mg/kg

Edasalonexent Significantly Improved Rate of Change of MRI T2 Compared with Pre-Specified Control Period

- MRI T2 increases over time in DMD and is highly correlated with worsening timed function tests[ϕ]
- Rate of change in boys on active treatment improved significantly compared to their own rate of change during the off-treatment control period
- 12-week Phase 2 MRI T2 primary endpoint for treated boys compared to boys in the placebo group was directionally positive although not statistically significant



MRI T2 Rates of Change



Rate of Change/Week
0.15
0.10
0.05
0.0
0.05
Control Period
Edasalonexent
100 mg/kg
* For last observation
*
Control
Week 12
Week 24
Week 36

catabasis Means ± SEM shown; * p≤0.05 for comparison with off-treatment control period ϕ Willcocks et al, 2016, Ann. Neurol., Willcocks et al, 2014, Ann. Neurol. 21

MRI T2 Rate of Change Stabilized with Edasalonexent Treatment Individual Patient MRI T2 55 50 45 40 35 30 Control Week 0 Week 12 Week 24 Week 36 MRI T2 increases in DMD boys and was observed to increase during the off-treatment control period in the MoveDMD trial For boys in the 100 mg/kg edasalonexent cohort, MRI T2 stabilized through 36 weeks 22 LLC5 = Lower leg composite of 5 muscles LLC5 T2 (ms) Control Period Edasalonexent 100 mg/kg

Muscle Enzymes Significantly Decreased from Baseline on Edasalonexent Consistent with positive impact on muscle health and supportive of an edasalonexent benefit Creatine Kinase Alanine Aminotransferase 5000 100 0 0 -5000 10000-15000-20000--100 * -200 12 24 36 12 24 36 Weeks on Edasalonexent 100 mg/kg/day Aspartate Aminotransferase Lactate Dehydrogenase 100 200 0 0 -200 -400 -100 -600 -200 -800 12 24 36 12 24 36 Weeks on Edasalonexent 100 mg/kg/day 23 Means ± SEM shown; * p<0.05 for change from baseline after 12 weeks IU/mL IU/mL IU/mL IU/mL * * *

Edasalonexent Significantly Reduced Plasma C-Reactive Protein Compared with Baseline CRP C-reactive protein (CRP) is a well-characterized blood test marker that provides a global assessment of inflammation 10 CRP is elevated in DMD –CRP approximately 3-fold higher in boys affected by DMD compared to unaffected boys† 5 0 In MoveDMD, CRP significantly decreased from baseline after 12 and 24 weeks of 100 mg/kg edasalonexent Week 0 Week 12 Week 24 Weeks on Edasalonexent (36 week data not yet available) Means ± SEM shown; * p 0.05, ** p 0.001 for comparison with off-treatment control period baseline measurement † Anderson et al, 2017, Pediatric Cardiology 24 Plasma Concentration (mg/L) * **

Well Tolerated with No Safety Signals No safety signals in MoveDMD trial to date 100 50 Well tolerated, with majority of adverse events being mild in nature, mostly gastrointestinal –Most common treatment-related adverse events were mild diarrhea –No serious treatment-related adverse events or dose reductions 0 12 24 36 100 50 No adverse trends in hematology, chemistry, renal or adrenal function, calcium and phosphate 0 12 24 36 100 Growth: Age appropriate weight, height and BMI changes 50 ECG heart rate decreased toward age-normative values 0 12 24 36 Weeks on Edasalonexent 25 Percentile BMI Weight Height

Potential for Edasalonexent to Have Positive Effects on Cardiomyopathy in DMD

Inhibiting NF-κB reduces cardiac fibrosis in *mdx* mice and GRMD dog mdx Mouse Model

Untreated **CAT-1041**



Masson's Trichrome Staining


9
6
3
0
Cardiac Fibrosis (% area)
P < 0.0001
Untreated
mdx
mdx
CAT-1041

GRMD Dog Model

Untreated **CAT-1041**



Masson's Trichrome Staining

- Early cardiac manifestations in DMD
  - Patients with DMD typically have resting tachycardia, including at ages 4-7
  - Tachycardia is the first cardiac manifestation in boys with DMD
  - Previous studies have shown that boys in the highest quartile of heart rate have elevated risk for developing cardiomyopathy catabasis

Hammers, et al. *JCI Insight* 2016 1(21): e90341

Thomas, e.al. *Pediatr Cardiol.* 2012 33(7):1175-9.

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Positive MoveDMD Data Support Planned Global Phase 3 Registration Trial for Edasalonexent Primary Endpoint Key Phase 3 trial components, including patient population and endpoints, previously evaluated in MoveDMD trial Enrollment of approximately 125 boys, 2:1 randomization, accounting for dropouts Study Population –Anticipated to be all mutations, age 4 to 7, steroid naïve or off steroids for 6 months Endpoints consistent with FDA guidance –At 12 months –Primary: Change in North Star Ambulatory Assessment –Key secondary: Age-appropriate timed function tests –Additional assessments planned to include cardiac and bone measures Planned to start in H1 2018 with top-line results in 2020 27 12-month, randomized, double-blind placebo-controlled trial Open-label extension Placebo Edasalonexent Edasalonexent, 100 mg/kg/day Edasalonexent

Edasalonexent Increases Dystrophin Expression in Combination with Exon-Skipping in mdx Mice 10 Edasa Exon Skip Exon Skip + Edasa *p<0.05 5 Exon Skip Exon Skip + Edasa wild type/saline mdx/saline mdx/edasa mdx/M23D mdx/M23D/edasa Activated NF-B increases the expression of several microRNAs that suppress dystrophin production Inhibiting NF-B may enhance dystrophin expression in combination with dystrophin-targeted therapies in DMD Boys amenable to eteplirsen are currently receiving combination treatment in MoveDMD trial M23D: exon skipping specific for mdx; Nelsa Estrella, Sarepta (Unpublished observations) 28 Presented at the 22nd International Annual Congress of the World Muscle Society, 2017 Merge Laminin Dystrophin % Wild-Type Dystrophin % Wild-Type Levels ProteDinysEtxropprehsinsion

Edasalonexent Has Broad Potential as a Foundational Therapy for DMD All DMD patients regardless of mutation type – Approximately 15,000 patients in US and 19,000 in EU Delays DMD disease progression – most important objective for a therapy for patients and parents Monotherapy and in combination with other classes of therapies Safe and well tolerated with substantially differentiated profile from standard of care Plan to start a single global Phase 3 trial for registration purposes in H1 2018 29

CAT-5571 Program Oral small molecule designed to activate autophagy to restore host defense for the treatment of cystic fibrosis (CF) 30

Autophagy: Maintains Host Defense Against Infection Foreign pathogens Autophagy Depressed in cystic fibrosis Critical component of immunity and host defense Important for clearance of pathogens Lysosome Elimination of pathogens 31

CAT-5571 Restores Autophagy in CF Cells CAT-5571 restores autophagy activation in mouse CF macrophages 0.8 * ** 0.6 0.4 0.2 Normal CF Vehicle CF CAT-5571 CAT-5571 has also been demonstrated to restore autophagy in primary bronchial epithelial cells from people with CF * ** p< 0.05 compared to Normal p<0.05 compared to CF Vehicle 32 Relative density of LC3-II

CAT-5571 Reduces Pulmonary Infection and Lung Inflammation in CF Mice CAT-5571 significantly reduces pulmonary P. aeruginosa infection CAT-5571 significantly reduces pulmonary inflammation 1x1006 40 30 1x1005 20 1x1004 10 1x1003 0 Vehicle CAT-5571 Vehicle CAT-5571 CAT-5571 also significantly reduces the intracellular bacterial load of P. aeruginosa and Burkholderia cenocepacia in CF macrophages in vitro 33 Presented at ECFS 2017, Seville, Spain p< 0.05 CFU/mL Lung Neutrophils (% WBCs) * *

CAT-5571: Breaking the Spiral of Cystic Fibrosis Progression Novel mechanism of action –Activates depressed autophagy, restoring host defense to clear pathogens Host-directed therapy –Potential to avoid typical bacterial resistance mechanisms Targets difficult to treat pathogens –Pseudomonas –Burkholderia Acts in concert with other CF therapies –Potential to augment efficacy of antibiotics –Potential to work on top of CFTR correctors and potentiators Orally administered –Does not add to inhalational treatment burden CAT-5571 Obstruction CFTR Dysfunction Respiratory Tract Infection Obstruction Structural damage Respiratory Tract Infection Bronchiectasis Respiratory Tract Infection Inflammation Pulmonary Insufficiency Inflammation Respiratory Failure Inflammation 34 Obstruction

Pipeline of Product Candidates in Rare Diseases

Product Candidate (Pathway)	Discovery	Preclin	Phase 1	Phase 2	Phase 3	
Edasalonexent CAT-1004 (NF-κB)	Duchenne muscular dystrophy					• Phase 2 complete • Plan to start Phase 3 in H1 2018
Edasalonexent CAT-1004 (NF-κB)	Additional rare disease					
CAT-5571 (Autophagy)	Cystic fibrosis		• IND activities ongoing • Phase 1 expected to start in H2 2018			
CAT-4001 (Nrf2/NF-κB)	Friedreich's ataxia ALS	• Continue ongoing preclinical work				

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